Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Jun. 30, 2021	Jun. 30, 2020
Numerator:
Net income attributable to common shareholders	$ 73,795	$ 15,989	$ 135,845	$ 11,610
Weighted average shares outstanding (in thousands):
Weighted average common shares outstanding - basic	49,855	53,715	50,002	55,084
Dilutive share options, RSU and PSU	935	61	837	64
Weighted average common shares outstanding - diluted	50,790	53,776	50,839	55,148
Net income attributable to common shareholders per common share:
Basic	$ 1.48	$ 0.30	$ 2.72	$ 0.21
Diluted	$ 1.45	$ 0.30	$ 2.67	$ 0.21
Share options, RSU and PSU excluded from the computation of diluted EPS because they were anti-dilutive	285	1,992	494	2,025